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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2016

Rockwell Collins, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	52-2314475
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

400 Collins Road NE
Cedar Rapids Iowa	001-16445	52498
(Address of principal	(Commission File No.)	(Zip Code)
executive office)

Registrant’s telephone number, including area code: (319) 295-1000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                     Entry into a Material Definitive Agreement.

On October 23, 2016, Rockwell Collins, Inc., a Delaware corporation (“Rockwell Collins”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with B/E Aerospace, Inc., a Delaware corporation (“B/E Aerospace”), and Quarterback Merger Sub Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Rockwell Collins.  Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub will merge with and into B/E Aerospace, with B/E Aerospace surviving (the “Surviving Corporation”) as a direct or indirect wholly owned subsidiary of Rockwell Collins (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of B/E Aerospace (“B/E Aerospace Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of B/E Aerospace Common Stock (i) held by B/E Aerospace as treasury stock, (ii) held, directly or indirectly, by Rockwell Collins or Merger Sub immediately prior to the Effective Time or (iii) that are outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand, and properly demands, appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law), will be converted into the right to receive the merger consideration (the “Merger Consideration”) from Rockwell Collins, which will consist of (x) $34.10 per share in cash, without interest, and (y) a number (such number, the “Stock Consideration”) of validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Rockwell Collins (“Rockwell Collins Common Stock”) having a value equal to $27.90, subject to a two-way 7.5% collar (pursuant to which, if the volume-weighted average price per share of the Rockwell Collins Common Stock on the New York Stock Exchange for the 20 consecutive trading days ending immediately prior to the closing date (the “Measurement Price”) is greater than $89.97, the Stock Consideration shall be 0.3101, and if the Measurement Price is less than $77.41, the Stock Consideration shall be 0.3604).

The respective boards of directors of Rockwell Collins and B/E Aerospace have unanimously approved the Merger Agreement, and the board of directors of Rockwell Collins has agreed to recommend that Rockwell Collins’ stockholders approve the issuance of the shares of Rockwell Collins Common Stock forming part of the Merger Consideration, as required by the listing standards of the New York Stock Exchange. In addition, the board of directors of B/E Aerospace has agreed to recommend that B/E Aerospace’s stockholders adopt the Merger Agreement. Rockwell Collins and B/E Aerospace each have agreed, subject to certain exceptions, not to directly or indirectly solicit competing alternative proposals and to terminate all existing discussions, negotiations and communications with any persons with respect to any alternative proposal. However, the board of directors of Rockwell Collins may, subject to certain conditions, withdraw its recommendation in favor of approval of the issuance of Rockwell Collins Common Stock forming part of the Merger Consideration or terminate the Merger Agreement, and the B/E Aerospace board of directors may, subject to certain conditions, withdraw its recommendation in favor of adoption of the Merger Agreement or terminate the Merger Agreement if, in connection with the receipt of an alternative proposal, Rockwell Collins’s board or B/E Aerospace’s board, as the case may be, determines in good faith that (i) such alternative proposal constitutes a superior proposal and (ii) a failure to effect such a withdrawal of recommendation would be inconsistent with its fiduciary duties. In addition, Rockwell Collins’s board of directors or B/E Aerospace’s board of directors, as the case may be, may withdraw its recommendation (but not terminate the Merger Agreement) if, in connection with a material event or circumstance occurring after the date of the Merger Agreement that was not known at the date of the Merger Agreement, it determines in good faith that a failure to effect such a withdrawal of recommendation would be inconsistent with its fiduciary duties.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including (i) approval of the issuance of the Rockwell Collins Common Stock forming part of the Merger Consideration by Rockwell Collins’ stockholders, (ii) approval for listing of such Rockwell Collins Common Stock on the New York Stock Exchange, (iii) the effectiveness of a registration statement on Form S-4 with respect to the Rockwell Collins Common Stock to be issued as part of the Merger Consideration, (iv) approval of the Merger Agreement by B/E Aerospace’s stockholders, (v) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain foreign competition, antitrust or merger control laws, (vi) there being no law or order prohibiting consummation of the Merger, (vii) subject to specified materiality standards, the accuracy of the representations and warranties of the parties, (viii) compliance by the parties in all material respects with their respective  covenants, (ix) the absence of a material adverse effect with respect to Rockwell Collins and B/E Aerospace, (x) the delivery of an officer’s closing certificate by both parties and (xi) the receipt by each party of a tax opinion relating to the impact of the Merger on certain tax consequences of the spin-off of KLX Inc. by B/E Aerospace in December 2014. The completion of the Merger is not conditioned on receipt of financing by Rockwell Collins.

Rockwell Collins and B/E Aerospace have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (a) the conduct of each of Rockwell Collins’s and B/E Aerospace’s respective businesses between the date of the signing of the Merger Agreement and the consummation of the Merger and (b) the efforts of the parties to cause the Merger to be completed.

The Merger Agreement provides that Rockwell Collins may be required to pay B/E Aerospace a termination fee equal to $300 million if the Merger Agreement is terminated (i) by Rockwell Collins to enter into an agreement in respect of a superior proposal, (ii) by B/E Aerospace following a withdrawal of the Rockwell Collins’s board of directors recommendation,  the failure by Rockwell Collins to include its board recommendation in the joint proxy statement/prospectus or any other material violation by Rockwell Collins of the non-solicitation covenant and (iii) (a) by B/E Aerospace due to a material breach of a covenant or agreement by Rockwell Collins, (b) by either party if the Merger has not been consummated prior to October 21, 2017 or (c) by either party due to failure to obtain the approval of Rockwell Collins stockholders, if, in the case of any of clauses (a), (b) and (c), an alternative proposal has been publicly disclosed, announced or otherwise made public and has not been withdrawn and within twelve months of such termination Rockwell Collins enters into a definitive agreement with respect to an alternative proposal that is subsequently consummated or consummates an alternative proposal.

The Merger Agreement provides that B/E Aerospace may be required to pay Rockwell Collins a termination fee equal to $200 million if the Merger Agreement is terminated (i) by B/E Aerospace to enter into an agreement in respect of a superior proposal, (ii) by Rockwell Collins following an adverse recommendation change of B/E Aerospace’s board of directors,  the failure by B/E Aerospace to include its board recommendation in the joint proxy statement/prospectus or any other material violation by B/E Aerospace of the non-solicitation covenant and (iii) (a) by Rockwell Collins due to a material breach of a covenant or agreement by B/E Aerospace, (b) by either party if the Merger has not been consummated prior to October 21, 2017 or (c) by either party due to failure to obtain the approval of B/E Aerospace stockholders, if, in the case of clauses (a), (b) and (c), an alternative proposal has been publicly disclosed, announced or otherwise made public and has not been withdrawn and within twelve months of such termination B/E Aerospace enters into a definitive agreement with respect to an alternative proposal that is subsequently consummated or consummates an alternative proposal.

The Merger Agreement is attached as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement, and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Rockwell Collins, B/E Aerospace or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Rockwell Collins, B/E Aerospace or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Rockwell Collins’s public disclosures.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Rockwell Collins will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) for the stockholders of B/E Aerospace and Rockwell Collins to be filed with the SEC, and each will mail the Joint Proxy Statement/Prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Rockwell Collins and/or B/E Aerospace may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY ROCKWELL COLLINS OR B/E AEROSPACE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus (when available) will be mailed to stockholders of Rockwell Collins and B/E Aerospace. Investors and security holders will be able to obtain free copies of Joint Proxy Statement/Prospectus and other documents filed with the SEC by Rockwell Collins and/or B/E Aerospace through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Rockwell Collins with the SEC on Rockwell Collins’ internet website at http://www.rockwellcollins.com or by contacting Rockwell Collins’ Investor Relations at Rockwell Collins, 400 Collins Rd. NE, Cedar Rapids, IA 52498 or by calling (319) 295-7575. Investors and security holders will also be able to obtain free copies of the documents filed by B/E Aerospace with the SEC on B/E Aerospace’s internet website at http://www.beaerospace.com or by contacting B/E Aerospace’s Investor Relations at B/E Aerospace, Inc., 1400 Corporate Center Way, Wellington, FL  or by calling (561) 791-5000.

Participants in the Solicitation

Rockwell Collins, B/E Aerospace, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Rockwell Collins is contained in Rockwell Collins’ proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on December 16, 2015, and Rockwell Collins’ Current Report on Form 8-K filed with the SEC on April 29, 2016. Information regarding the directors and executive officers of B/E Aerospace is contained in B/E Aerospace’s proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on April 28, 2016. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 23, 2016, among Rockwell Collins, B/E Aerospace and Merger Sub*

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rockwell Collins hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 26, 2016	ROCKWELL COLLINS, INC.

	By:	/s/ Robert J. Perna
	Name:	Robert J. Perna
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 23, 2016, among Rockwell Collins, B/E Aerospace and Merger Sub†

†                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rockwell Collins hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.